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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) February 23, 2001



                              UTILICORP UNITED INC.
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               (Exact name of registrant as specified in charter)





DELAWARE                            1-3562                           44-0541877
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(State or other                 (Commission                       (IRS Employer
jurisdiction of                 File Number)                      Identification
incorporation)                                                    No.)



20 West 9th , Kansas City, Missouri                                   64105
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code                 (816) 421-6600

(Former name of former address, if changed since last report)     NOT APPLICABLE
                                                                  --------------


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ITEM 5. OTHER EVENTS.

         Attached as Exhibit 99.1 and 99.2 are the following consolidated financial statements, notes to consolidated financial statements and financial review of UtiliCorp United Inc.:


                   Consolidated Statements of Income for the three years ended December 31, 2000
                   Consolidated Balance Sheets at December 31, 2000 and 1999 Consolidated Statements of Common Shareholders' Equity for the three years ended December 31, 2000
                   Consolidated Statements of Comprehensive Income for the three years ended December 31, 2000
                   Consolidated Statements of Cash Flows for the three years ended December 31, 2000
                   Notes to Consolidated Financial Statements
                   Report of Independent Public Accountants
                   Financial Review

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibit 23.1, Consent of Arthur Andersen LLP

(b) Exhibit 99.1, Consolidated Financial Statements, Notes to Consolidated Financial Statements of UtiliCorp United Inc.

(c)  Exhibit 99.2, Financial Review of UtiliCorp United Inc.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UtiliCorp United Inc.



By: /s/ Dale J. Wolf
Dale J. Wolf
Vice President, Finance, Treasurer and Secretary

Date: February 23, 2001